Exhibit 10.12

Compensatory Arrangements with Executive Officers

Base salary information for our executive officers for 2009 is set forth in the table below.

Name	Title	Base Salary
C. Richard Harrison	Chief Executive Officer and President	$600,000
Barry F. Cohen	Executive Vice President, Strategic Services and Partners	$415,000
Paul J. Cunningham	Executive Vice President, Worldwide Sales	$415,000
Anthony DiBona	Executive Vice President, Global Maintenance Support	$363,000
James E. Heppelmann	Executive Vice President and Chief Product Officer	$487,000
Cornelius F. Moses	Executive Vice President and Chief Financial Officer	$415,000
Aaron C. von Staats	Corporate Vice President, General Counsel and Secretary	$325,000

Compensatory arrangements relating to other aspects of our executive compensation program are included as exhibits to our Annual Report on Form 10-K for our fiscal year ended September 30, 2008. In addition, further information about compensation of our executive officers is found in our proxy statements on file with the Securities and Exchange Commission, as well as in our periodic Current Report on Form 8-K filings.